Exhibit 10.1
[Chinese to English translation]
Golden Trust Magnesium Industry Co., Ltd.

Equity Transfer Contract Amendment No. 2

Entered by
CDI China, Inc.
(Party A)
And
Marvelous Honor Holdings Inc. Shareholders: Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang, Xumin Cui
(Party B)
Marvelous Honor Holding Inc.
(Target Company)
And
Golden Trust Magnesium Industry Co. Ltd
And
Kong Tung

June 30, 2012

This amendment no. 2 (the “Amendment No. 2”) was entered by and between the following parties on June 30, 2012 by:

(a) Party A: CDI China, Inc., a Florida corporation with its registered address at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441 (“CDI China”);

Authorized Representative of CDI China: Yuejian Wang
Title: Chief Executive Officer
Nationality: U.S.

(b) Party B: Shareholders of Marvelous Honor Holding Inc.:

The shareholders of Marvelous are Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang, Xumin Cui, among which, Lianling Dong owns 31.59% interest, Ping Liu owns 12.99% interest, Jianzhong Ju owns 18.39% interest, Lifei Huang owns 18.52% interest, Xuming Cui owns 18.52% interest. Marvelous is a Brunei registered company with its registered address at Rm51, 5th Floor, Britannia House, Jalan Cator, Bandar Seri Begawan BS 8811, Negara Brunei Darussalam. And Party B legally holds 72.5% of the equity of Golden Trust Magnesium Industry Co., Ltd.

(c)  Target Company: Marvelous Honor Holding Inc.

Marvelous is a Brunei registered company with its registered address at Rm51, 5th Floor, Britannia House, Jalan Cator, Bandar Seri Begawan BS 8811, Negara Brunei Darussalam.

Authorized Representative: Xumin Cui
Title: Executive Director, Legal Representative
Nationality: China Hong Kong

(d)  Golden Trust Magnesium Industry Co. Ltd., a limited liability company established and existing under the laws of China with its registered address at Loudong Village, Gucheng Town, Xiaoyi City, Shanxi Province, China

Authorized Representative: Kong Tung
Title: Chairman, Legal Representative
Nationality: China Hong Kong

(e)  Kong Tung:

Nationality: China Hong Kong

The parties above will be collectively referred to as the “Parties”, or individually referred to as “One Party”.

Through negotiation and consultation, the Parties agree to sign this amendment to the Marvelous Honor Holding Inc. (“Target Company”) Equity Transfer Contract (“Agreement”) dated August 30, 2011, as amended on January 12, 2012.

I.  The clause regarding the title transfer date under Section 5.2 of the Agreement is hereby amended to be December 31, 2012. The Parties agree to delete Section 5.2 in the Agreement and replace it with:

When Party B receives the initial payment, Party B shall complete the title transfer of the Acquired Interest no later than December 31, 2012 and formally provide the relevant certificate of equity ownership to Party A. The certificate of equity ownership and title transfer process referred to herein includes but is not limited to the Stock Rights Record certificate, registration of Equity Ownership Change for Foreign-invested Joint Venture, and Party B’s other obligations under this Contract (the “Post Closing Title Transfers”). Party B is responsible for all the cost associated with the Post Closing Title Transfers. In addition, Party B shall cooperate with Party A in Party B’s efforts to complete a valid transfer of the Acquired Interest.

II.  If there is dispute between this Amendment No. 2 and the Agreement, this Amendment No. 2 shall prevail. This Amendment No. 2 shall act as supplementary agreement to the Agreement, and is automatically terminated at the termination of the Agreement.

IV.  This Amendment No. 2 shall have ten copies of the same format, each party holds two copies.

Party A: CDI China, Inc.

Signature: /s/ James (Yuejian) Wang
Printed Name: James (Yuejian) Wang
English Name: James (Yuejian) Wang
Title: Chief Executive Officer
Nationality: U.S.
Date:

Party B: Lianling Dong, Ping Liu, Jianzhong Ju, Lifei Huang, Xumin Cui (Shareholders of Marvelous Honor Holding Inc.):

Signature: /s/ Lianling Dong    /s/ Ping Liu    /s/ Jianzhong Ju   /s/ Lifei Huang    /s/Xumin Cui
Occupation: Shareholders of Marvelous Honor Holding Inc.
Nationality:
Date:

Target Company: Marvelous Honor Holding Inc.

Signature: /s/Xumin Cui
Printed Name: Xumin Cui
English Name:
Title: Executive Director, Legal Representative
Nationality: China Hong Kong
Date:

Golden Trust Magnesium Industry Co., Ltd.

Signature: /s/ Kong Tung
Printed Name: Kong Tung
English Name:
Title: Chairman, Legal Representative
Nationality: China Hong Kong
Date:

Kong Tung

Signature: /s/ Kong Tung
Printed Name: Kong Tung
English Name:
Nationality: China Hong Kong
Date: